SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2005

Newtek Business Services, Inc.

(Exact Name of Registrant as Specified in Charter)

New York	001-16123	11-3504638
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Quentin Roosevelt Blvd., Garden City, New York	11554
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 390-2260

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. The words “believe,” “will be able,” “anticipate,” “estimate,” “should,” “will,” “expect,” “continue,” “intend” or similar words are intended to identify forward-looking statements. Such statements involve risks and uncertainties that exist in the operations and business environment of Newtek Business Services, Inc. that could render actual outcomes and results materially different than predicted. Our forward-looking statements are based on assumptions about many factors, including, but not limited to: changes in interest rates or the general economy of the markets in which we operate; economic, technological or regulatory changes affecting the businesses conducted and to be conducted by us; our ability to employ and retain qualified employees; changes in government regulations that are applicable to our regulated small business lending; our ability to identify and complete acquisitions and successfully integrate the businesses we acquire; changes in the demand for the services we or our affiliates offer; the degree and nature of competition; and general volatility of the capital markets and the market price of our common stock. While we believe that our assumptions are reasonable at the time forward-looking statements were made, we caution that it is impossible to predict the actual outcome of numerous factors and, therefore, readers should not place undue reliance on such statements. Forward-looking statements speak only as of the date they are made and we undertake no obligation to update such statements in light of new information or otherwise.

ITEM 1.01	Entry Into a Material Definitive Agreement.

Effective on September 1, 2005, Newtek Business Services, Inc., or Newtek, and its subsidiary, Newtek Small Business Finance, Inc., or NSBF, have entered into a $75 million revolving loan agreement with GE Commercial Finance to be used by NSBF to fund its US Small Business Administration guaranteed small business lending including warehousing the unguaranteed portions of such loans. Newtek pledged its equity interest in NSBF and issued a full guarantee of the three year loan. A copy of the Credit Agreement and the Guaranty are attached as exhibits 10.1 and 10.2, respectively, as is the press release made to announce the transaction. This loan agreement replaces and refinances a line of credit from DB Structured Products, Inc., a Deutsche Bank affiliate, which matured on August 31, 2005.

ITEM 9.01.	Financial Statements and Exhibits

EXHIBIT NUMBER	DESCRIPTION

10.1	Credit Agreement dated August 31, 2005 by and between Newtek Business Services, Inc., Newtek Small Business Finance, Inc., Small Business Lending, Inc., CCC Real Estate Holding Co. LLC and General Electric Capital Corporation.

10.2	Guaranty dated August 31, 2005 by and between Newtek Business Services, Inc., Small Business Lending, Inc., CCC Real Estate Holding Co. LLC and General Electric Capital Corporation.

99.1	September 6, 2005: Newtek Closes Commitment with GE Commercial Finance

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 6, 2005

NEWTEK BUSINESS SERVICES, INC.

By:	/s/ Barry Sloane
Name:	Barry Sloane
Title:	Chairman of the Board, Chief Executive Officer, and Secretary